Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q of Worldwide Biotech & Pharmaceutical Company (the “Company”) on Form 10-Q for the quarter ending March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Peng Wang, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Peng Wang
Peng Wang
Principal Accounting Officer
May 17, 2010